UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EON RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EON RESOURCES INC.

3730 Kirby Drive, Suite 1200
Houston, Texas 77098

TO BE HELD ON OCTOBER 29, 2025

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 29, 2025

EXPLANATORY NOTE

On September 15, 2025, EON Resources Inc., a Delaware corporation (the “Company”), filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission, which was to be furnished it to stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2025 Annual Meeting of Stockholders of the Company to be held on October 29, 2025 (the “Annual Meeting”). The Proxy Statement disclosed that only shareholders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on September 9, 2025 (the “Original Record Date”) were entitled to notice of and to vote at the Annual Meeting. On September 19, 2025, the Company filed a Form 8-K announcing that on September 17, 2025, the Original Record Date for the Annual Meeting was changed to September 29, 2025 (the “New Record Date”), that the Company: commenced a new broker search; notified the staff of the New York Stock Exchange regarding the New Record Date for the Annual Meeting; would file a supplement to its Proxy Statement to update the Proxy Statement with respect to the New Record Date, and would commence mailing of the Proxy Statement and such supplement to shareholders as of the New Record Date for the Annual Meeting on or about September 29, 2025.

The purpose of this supplement, dated September 29, 2025 (this “Supplement”), is solely to update certain disclosures in the Proxy Statement as set forth below under the heading “Changes to the Proxy Statement.” Other than these changes, the Proxy Statement remains unchanged, and this Supplement does not otherwise modify, amend, supplement or affect the Proxy Statement.

From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement. This Supplement should be read in conjunction with the Proxy Statement and the other proxy materials distributed for the Annual Meeting.

CHANGES TO THE PROXY STATEMENT

The following disclosure (changes marked with new text bold and underlined and deleted text bold and strikethrough) amends and supplements the information provided in:

The fifth paragraph beginning on the cover page of the Proxy Statement:

Only holders of record of shares of our common stock at the close of business on September ~~9~~29, 2025 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting and electronically during the Annual Meeting at https://www.cstproxy.com/eonr/2025.

The first and fourth paragraphs in the section titled “General” on page 1 of the Proxy Statement:

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of EON Resources Inc. (“EON,” the “Company,” “we,” “us” or “our”), for the annual meeting of stockholders to be held at 2:30 P.M. Eastern Time on October 29, 2025 (the “Annual Meeting”). This Proxy Statement and related materials are first being mailed to stockholders on or about September ~~17~~29, 2025. The Annual Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/eonr/2025. You will be able to vote and submit questions and access our stockholder list by visiting https://www.cstproxy.com/eonr/2025 and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Annual Meeting webcast will begin promptly at 2:30 P.M. Eastern Time on October 29, 2025, and our stockholders will be able to log in beginning at 2:15 P.M. Eastern Time on October 29, 2025. We encourage you to access the Annual Meeting prior to the start time. The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Annual Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Annual Meeting to log on to the live webcast 15 minutes prior to the start time of the Annual Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Annual Meeting, all references in this Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

Only holders of record of shares of our Common Stock at the close of business on September ~~9~~29, 2025 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting and electronically during the Annual Meeting at https://www.cstproxy.com/eonr/2025.

The first paragraph in the section titled “Record Date; Who is Entitled to Vote” on page 2 of the Proxy Statement:

Our stockholders will be entitled to vote or direct votes to be cast at the Annual Meeting if they owned shares of Common Stock at the close of business on the Record Date. As of the Record Date, there were ~~38,225,057~~43,991,721 shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), outstanding, which shares are entitled to an aggregate of ~~38,225,057~~43,991,721 votes at the Annual Meeting. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Our redeemable public warrants (the “Public Warrants”) will not have the right to vote at the Annual Meeting.

The first paragraph in the section titled “Quorum” on page 2 of the Proxy Statement:

A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person (which includes presence virtually at the Annual Meeting) or by proxy of shares of outstanding Common Stock representing one-third (33.33%) of the voting power of all outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. In the absence of a quorum, the chairperson of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date, shares of outstanding Common~~s~~ Stock representing ~~12,740,412~~14,663,907 votes would be required to achieve a quorum.

The first paragraph in the section titled “SUBMISSION OF STOCKHOLDER PROPOSALS” on page 39 of the Proxy Statement:

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, David M. Smith, at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, no later than ~~May 20~~June 1, 2026, which is the date that is 120 calendar days prior to the anniversary of the date this year’s proxy statement was first released to stockholders in connection with the Annual Meeting. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

The proxy card appearing at the end of the Proxy Statement is hereby deleted in its entirety and replaced with the following:

FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025 Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail EON RESOURCES INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 28, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12-digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/eonr/2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED EON RESOURCES INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS BEING NOMINATED AND “FOR” PROPOSALS 2, 3, AND 4. Please mark your votes like this X Proposal 1 — The Director Proposal To elect three (3) persons to the Company’s Board of Directors as Class II directors, each to hold office until the 2027 annual meeting of stockholders or until their respective successors shall have been duly elected or appointed and qualify. Nominee: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1) Mitchell B. Trotter 2) Joseph Salvucci, Sr. 3) Byron Blount To withhold authority to vote for any individual nominees, mark “For All Except” and write the number(s) of the nominees on the line: Proposal 2 — The Auditor Proposal To ratify the appointment of CBIZ CPAs P.C. FOR AGAINST ABSTAIN as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Proposal 3 — The Incentive Plan Proposal To approve the EON Resources Inc. 2025 Omnibus Incentive Plan, as detailed in the accompanying proxy statement. Proposal 4 — The Adjournment Proposal To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals. CONTROL NUMBER Signature Signature, if held jointly Date 2025. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 29, 2025 The Annual Report on Form 10-K and the accompanying Proxy Statement are available at: https://www.cstproxy.com/eonr/2025 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS EON RESOURCES INC. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice, dated September 29, 2025, and the Proxy Statement, dated September 15, 2025, as supplemented on September 29, 2025, in connection with the Annual Meeting of Stockholders to be held on October 29, 2025 at 2:30 P.M. Eastern Time. The Annual Meeting of Stockholders will be conducted via live webcast at https://www.cstproxy.com/eonr/2025. The undersigned hereby appoints Dante Caravaggio and Mitchell B. Trotter, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of EON Resources Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement. The undersigned acknowledges receipt of this proxy card, Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT EACH OF THE PROPOSALS IS ADVISABLE AND IN THE BEST INTERESTS OF THE STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” EACH OF THE DIRECTORS BEING NOMINATED AND “FOR” PROPOSALS 2, 3, AND 4. (Continued and to be marked, dated and signed on the other side)